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EXHIBIT 99.2

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
                                         ACCESSPOINT CORPORATION

                                      ANNUAL MEETING OF STOCKHOLDERS

                                             December 7, 2004

                                     Tabulation of votes of attendees


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          Proposal                   Votes For             Votes Against             Votes Abstaining
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             1                      12,763,195                24,197                         0
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             2                      12,746,668                34,319                         0
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       3 (Valentine)                12,749,637                1,690                          0
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         3 (Byers)                  12,749,637                1,690                          0
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         3 (Savage)                 12,749,637                1,690                          0
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             4                      12,766,316                6,448                          0
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             5                      12,720,007                33,432                         0
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             6                      12,778,793                2,500                          0
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